Aristotle Growth Equity Fund
Schedule of Investments
December 31, 2025 (Unaudited)

COMMON STOCKS - 98.4%	Shares	Value
Communication Services - 12.9%
Alphabet, Inc. - Class A	42,130	$13,186,690
Meta Platforms, Inc. - Class A	12,826	8,466,314
Netflix, Inc. (a)	30,060	2,818,426
Take-Two Interactive Software, Inc. (a)	10,458	2,677,562
		27,148,992

Consumer Discretionary - 12.0%
Amazon.com, Inc. (a)	67,678	15,621,436
Home Depot, Inc.	11,136	3,831,898
O'Reilly Automotive, Inc. (a)	28,883	2,634,418
Tesla, Inc. (a)	6,951	3,126,004
		25,213,756

Consumer Staples - 2.3%
Costco Wholesale Corp.	3,594	3,099,250
Darling Ingredients, Inc. (a)	49,493	1,781,748
		4,880,998

Energy - 0.4%
Antero Resources Corp. (a)	22,066	760,394

Financials - 5.1%
Coinbase Global, Inc. - Class A (a)	3,304	747,166
S&P Global, Inc.	3,734	1,951,351
Visa, Inc. - Class A	22,684	7,955,506
		10,654,023

Health Care - 9.3%
Adaptive Biotechnologies Corp. (a)	214,372	3,481,401
Bio-Techne Corp.	53,861	3,167,566
Dexcom, Inc. (a)	16,418	1,089,663
Eli Lilly & Co.	3,980	4,277,226
Guardant Health, Inc. (a)	49,001	5,004,962
Revolution Medicines, Inc. (a)	9,696	772,286
Vertex Pharmaceuticals, Inc. (a)	3,835	1,738,636
		19,531,740

Industrials - 5.7%
AMETEK, Inc.	13,975	2,869,207
Comfort Systems USA, Inc.	1,127	1,051,818
Howmet Aerospace, Inc.	5,340	1,094,807
Norfolk Southern Corp.	7,947	2,294,458
Quanta Services, Inc.	7,590	3,203,435
Uber Technologies, Inc. (a)	18,641	1,523,156
		12,036,881

Information Technology - 50.7% (b)
Advanced Micro Devices, Inc. (a)	6,881	1,473,635
Analog Devices, Inc.	12,764	3,461,597
Apple, Inc.	77,468	21,060,450
Broadcom, Inc.	26,199	9,067,474
Crowdstrike Holdings, Inc. - Class A (a)	5,179	2,427,708
HubSpot, Inc. (a)	3,646	1,463,140
KLA Corp.	3,180	3,863,954
Microsoft Corp.	49,387	23,884,541
NVIDIA Corp.	163,129	30,423,559
Oracle Corp.	19,892	3,877,150
ServiceNow, Inc. (a)	11,460	1,755,557
Shopify, Inc. - Class A (a)	13,833	2,226,698
Snowflake, Inc. (a)	7,133	1,564,695
		106,550,158
TOTAL COMMON STOCKS (Cost $108,899,857)		206,776,942

REAL ESTATE INVESTMENT TRUSTS - 0.4%	Shares	Value
Real Estate - 0.4%
Prologis, Inc.	6,743	860,811
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $805,524)		860,811

TOTAL INVESTMENTS - 98.8% (Cost $109,705,381)		207,637,753
Money Market Deposit Account - 1.3% (c)		2,658,800
Liabilities in Excess of Other Assets - (0.1)%		(180,152)
TOTAL NET ASSETS - 100.0%		$210,116,401

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industries or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of December 31, 2025 was 3.45%.

Summary of Fair Value Disclosure as of December 31, 2025 (Unaudited)

The Trust characterizes its investments as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the investments. Utilizing the valuation procedures, the Valuation Oversight Committee ("VOC") determines the level in which each investment is characterized. The VOC includes finance, operations, legal, risk and compliance members of the Trust’s Adviser, and the Trust’s Chief Legal Officer and Chief Compliance Officer. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

•
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The VOC reviews the valuation procedure periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third-party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange traded prices, transaction prices, and/or observable vendor prices.

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are modified to reflect the estimates of a change in value from the time of the closing valuation in the foreign market until the time of the NYSE close, in accordance with information provided by a foreign fair value service are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy.

The following is a summary of the inputs used, as of December 31, 2025, in valuing the Funds’ assets carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$206,776,942	$–	$–	$206,776,942
Real Estate Investment Trusts	860,811	–	–	860,811
Total Investments	$207,637,753	$–	$–	$207,637,753

Refer to the Schedule of Investments for further disaggregation of investment categories.